SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Alternative Asset Allocation Fund

Effective December 1, 2013, the following information replaces similar disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” sections within the summary section and the ”FUND DETAILS” section of the fund’s prospectus:

Main investments. The fund is a fund–of–funds, which means its assets are invested in a combination of other DWS funds (i.e., mutual funds, exchange–traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund’s investment advisor, or one of its affiliates), certain other securities and derivative instruments (the use of derivatives by the fund and the underlying funds in which the fund invests is described below in Currency and interest rate strategies and Derivatives). The fund seeks to achieve its objective by investing in alternative (or non–traditional) asset categories and investment strategies. The fund may also invest in securities of unaffiliated mutual funds, ETFs or hedge funds when the desired economic exposure to a particular asset category or investment strategy is not available through a DWS fund (DWS funds and unaffiliated mutual funds, ETFs and hedge funds are collectively referred to as “underlying funds”). The fund’s allocations among the underlying funds may vary over time.
Management process. Portfolio management utilizes a strategic asset allocation process to determine the non–traditional or alternative asset categories and investment strategies that should be represented in the fund’s portfolio. Such asset categories and investment strategies may include: market neutral, inflation–protection, commodities, real estate, floating rate loans, infrastructure, emerging markets, high–yield and other alternative strategies. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short–term market changes.
Currency and interest rate strategies. In addition to the fund’s main investment strategy, portfolio management may, from time to time, seek to enhance returns by employing proprietary quantitative currency strategies across developed and emerging market currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies may be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management will use a “relative value” analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management will use multi–year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management will use a “fair value” analysis, seeking to systematically buy “undervalued” currencies and sell “overvalued” currencies.
Portfolio management also may, from time to time, seek to enhance returns by employing a rules–based methodology to identify interest rate trends across developed markets using derivatives, in particular buying and selling interest rate futures contracts. In implementing this strategy, portfolio management may utilize proprietary rules–based interest rate indices.
The notional amount of the fund’s aggregate currency and interest rate exposure resulting from these strategies may significantly exceed the net assets of the fund (and at times may exceed two times the fund’s net assets).

Effective December 1, 2013, the list of DWS funds in which the fund may invest contained in the “PRINCIPAL INVESTMENT STRATEGY” section within the “FUND DETAILS” section of the fund’s prospectus is supplemented to include the following information about two additional DWS funds in which the fund may invest:

DWS Global High Income Fund. The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest credit rating category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities of foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar–weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may pur-

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chase individual securities with any stated maturity. The fund may invest in securities of any credit quality, and may include debt securities not paying interest currently and securities in default. The fund may invest up to 15% of total assets to buy or sell protection on credit exposure, and up to 20% of net assets in common stocks, preferred shares and other equity securities. The fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund’s investment objective are not readily available for purchase. The fund may also purchase convertible securities, securities on a when–issued basis and engage in short sales.

DWS High Income Fund. The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed–income securities which portfolio management considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar–weighted effective average portfolio maturity that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.

Effective December 1, 2013, the following information replaces similar disclosure contained under the ”Management Fee” sub–section of the “WHO MANAGES AND OVERSEES THE FUND” section within the ”FUND DETAILS” section of the fund’s prospectus:

The Advisor earns fees at varying rates for providing services to the underlying DWS funds. It may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an unaffiliated mutual fund, ETF or hedge fund, from which it will not receive any fees. However, the Advisor is a fiduciary to the fund and will select investments that it believes are appropriate to meet the fund’s investment objective.

Please Retain This Supplement for Future Reference

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